UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2004

Wachovia Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2003, relating to the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2003-C9)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-108944-02 (Commission File Number)	56-1643598 (IRS Employer Identification No.)
301 South College Street, Charlotte, North Carolina (Address of principal executive offices)	28288-0166 (Zip Code)

Registrant's telephone number, including area code 704-374-6161

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Wachovia Commercial Mortgage Securities, Inc., Commercial Mortgage Pass-Through Certificates, Series 2003-C9, which was made on November 18, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on November 18, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: November 23, 2004
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Administrator:
Thomas Stilling 312.904.6057
thomas.stilling@abnamro.com
Analyst:
Sophie Doorbar 714.259.6235
Sophie.Doorbar@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Historical Collateral Prepayment
Delinquent Loan Detail
Mortgage Loan Characteristics
Loan Level Detail
Page 2-4

Page 12-14
Page 15-20
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail
Appraisal Reduction Detail
Appraisal Reduction Detail
Historical REO Report

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
WBCM03C9
WBCM03C9_200411_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
23-Dec-03
16-Jan-04
17-Dec-35
Rating Information
Page 28-29
Parties to The Transaction
Depositor: Wachovia Commercial Mortgage Securities, Inc.
Underwriter: Wachovia Securities/ABN AMRO Incorporated/Citigroup Global Markets Inc/Goldman Sachs & Co.
Master Servicer: Wachovia Bank, National Association
Special Servicer: Lennar Partners, Inc.
Rating Agency: Fitch Ratings/Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.621688%
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
95
REMIC II
Statement Date:
ABN AMRO Acct: 720601.2
905.656652763
9.084706137
0.000000000
896.571946626
2.483763415
Fixed
0.00
0.00
0.000000000
3.29100000%
0.000000000
929766MR1
A-1
108,367,000.00
98,143,294.49
984,482.35
0.00
97,158,812.14
269,157.99
1000.000000000
0.000000000
0.000000000
1000.000000000
3.298333347
Fixed
0.00
0.00
0.000000000
3.95800000%
0.000000000
929766MS9
A-2
123,823,000.00
123,823,000.00
0.00
0.00
123,823,000.00
408,409.53
1000.000000000
0.000000000
0.000000000
1000.000000000
3.840000000
Fixed
0.00
0.00
0.000000000
4.60800000%
0.000000000
929766MT7
A-3
210,302,000.00
210,302,000.00
0.00
0.00
210,302,000.00
807,559.68
1000.000000000
0.000000000
0.000000000
1000.000000000
4.176666667
5.012000000%
0.00
0.00
0.000000000
5.01200000%
0.000000000
929766MU4
A-4
508,476,000.00
508,476,000.00
0.00
0.00
508,476,000.00
2,123,734.76
1000.000000000
0.000000000
0.000000000
1000.000000000
4.257500000
5.109000000%
0.00
0.00
0.000000000
5.10900000%
0.000000000
929766MV2
B
34,476,000.00
34,476,000.00
0.00
0.00
34,476,000.00
146,781.57
1000.000000000
0.000000000
0.000000000
1000.000000000
4.300000000
5.160000000%
0.00
0.00
0.000000000
5.16000000%
0.000000000
929766MW0
C
17,238,000.00
17,238,000.00
0.00
0.00
17,238,000.00
74,123.40
1000.000000000
0.000000000
0.000000000
1000.000000000
4.340833258
5.209000000%
0.00
0.00
0.000000000
5.20900000%
0.000000000
929766MX8
D
33,039,000.00
33,039,000.00
0.00
0.00
33,039,000.00
143,416.79
1000.000000000
0.000000000
0.000000000
1000.000000000
4.407500348
5.289000000%
0.00
0.00
0.000000000
5.28900000%
0.000000000
929766MY6
E
14,366,000.00
14,366,000.00
0.00
0.00
14,366,000.00
63,318.15
1000.000000000
0.000000000
0.000000000
1000.000000000
4.620971458
5.366423327%
0.00
0.00
0.000000000
5.54516572%
0.000000000
929766MZ3
F
15,801,000.00
15,801,000.00
0.00
0.00
15,801,000.00
73,015.97
1000.000000000
0.000000000
0.000000000
1000.000000000
4.645971396
5.396423327%
0.00
0.00
0.000000000
5.57516572%
0.000000000
929766NA7
G
15,802,000.00
15,802,000.00
0.00
0.00
15,802,000.00
73,415.64
1000.000000000
0.000000000
0.000000000
1000.000000000
4.645971141
5.396423327%
0.00
0.00
0.000000000
5.57516572%
0.000000000
929766NB5
H
15,801,000.00
15,801,000.00
0.00
0.00
15,801,000.00
73,410.99
1000.000000000
0.000000000
0.000000000
1000.000000000
4.440000000
5.328000000%
0.00
0.00
0.000000000
5.32800000%
0.000000000
929766NC3
J
8,619,000.00
8,619,000.00
0.00
0.00
8,619,000.00
38,268.36
1000.000000000
0.000000000
0.000000000
1000.000000000
4.440000000
5.328000000%
0.00
0.00
0.000000000
5.32800000%
0.000000000
929766ND1
K
5,746,000.00
5,746,000.00
0.00
0.00
5,746,000.00
25,512.24
1000.000000000
0.000000000
0.000000000
1000.000000000
4.440000000
5.328000000%
0.00
0.00
0.000000000
5.32800000%
0.000000000
929766NE9
L
4,310,000.00
4,310,000.00
0.00
0.00
4,310,000.00
19,136.40
1000.000000000
0.000000000
0.000000000
1000.000000000
4.440000000
5.328000000%
0.00
0.00
0.000000000
5.32800000%
0.000000000
929766NF6
M
4,309,000.00
4,309,000.00
0.00
0.00
4,309,000.00
19,131.96
1000.000000000
0.000000000
0.000000000
1000.000000000
4.440000000
5.328000000%
0.00
0.00
0.000000000
5.32800000%
0.000000000
929766NG4
N
5,746,000.00
5,746,000.00
0.00
0.00
5,746,000.00
25,512.24
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.621688%
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
95
REMIC II
Statement Date:
ABN AMRO Acct: 720601.2
1000.000000000
0.000000000
0.000000000
1000.000000000
4.440000000
5.328000000%
0.00
0.00
0.000000000
5.32800000%
0.000000000
929766NH2
O
2,873,000.00
2,873,000.00
0.00
0.00
2,873,000.00
12,756.12
1000.000000000
0.000000000
0.000000000
1000.000000000
4.440000209
5.328000000%
0.00
0.00
0.000000000
5.32800000%
0.000000000
929766NJ8
P
20,117,695.00
20,117,695.00
0.00
0.00
20,117,695.00
89,322.57
994.154772215
0.000000000
0.000000000
994.154772215
0.733576967
0.00
0.00
0.000000000
0.88546812%
0.000000000
N
929766NL3
X-P
1,044,955,000.00
1,038,847,000.00
0.00
0.00
1,038,847,000.00
766,554.92
991.103723053
0.000000000
0.000000000
990.247064219
0.034081092
0.00
0.00
0.000000000
0.04126441%
0.000000000
N
929766NK5
X-C
1,149,211,695.00
1,138,987,989.49
0.00
0.00
1,138,003,507.14
39,166.39
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSP5511
LR-C
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSP5529
LR-M
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSP5362
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSP5370
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
1,149,211,695.00
1,138,987,989.49
6,276,188.02
Total
1,138,003,507.14
984,482.35
0.00
5,291,705.67
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.621688%
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Wachovia Commercial Mortgage Securities, Inc.
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
95
Grantor Trust
Statement Date:
ABN AMRO Acct: 720601.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSP5354
Z
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
5,111,474.65
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
5,333,179.23
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
5,293,698.89
)
(749.83
)
(1,243.40
0.00
0.00
)
(1,993.23
935,104.98
49,243.04
984,348.02
134.33
0.00
0.00
0.00
0.00
134.33
984,482.35
6,278,181.24
6,276,188.01
1,138,987,989.57
118
984,348.02
134.33
0
0.00
0.00
0
0.00
0
1,138,003,507.22
118
43,119.84
163,289.78
49,243.04
221,704.58
49,243.04
221,704.58
39,480.34
0.00
0.00
2,682.90
42,163.24
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(39,480.34
5,291,705.66
Interest Not Advanced (
Current Period
)
0.00
221,704.58
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(163,289.78
)
(43,119.84
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
269,157.99
269,157.99
269,157.99
0.00
17.25%
17.42%
30/360
3.291000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
408,409.53
408,409.53
408,409.53
0.00
17.25%
17.42%
30/360
3.958000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
807,559.68
807,559.68
807,559.68
0.00
17.25%
17.42%
30/360
4.608000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
2,123,734.76
2,123,734.76
2,123,734.76
0.00
17.25%
17.42%
30/360
5.012000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
146,781.57
146,781.57
146,781.57
0.00
14.25%
14.39%
30/360
5.109000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
74,123.40
74,123.40
74,123.40
0.00
12.75%
12.88%
30/360
5.160000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
143,416.79
143,416.79
143,416.79
0.00
9.88%
9.97%
30/360
5.209000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
63,318.15
63,318.15
63,318.15
0.00
8.63%
8.71%
30/360
5.289000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
73,015.97
73,015.97
73,015.97
0.00
7.25%
7.32%
30/360
5.545165717%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
73,415.64
73,415.64
73,415.64
0.00
5.88%
5.93%
30/360
5.575165717%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
73,410.99
73,410.99
73,410.99
0.00
4.50%
4.54%
30/360
5.575165717%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
38,268.36
38,268.36
38,268.36
0.00
3.75%
3.79%
30/360
5.328000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
25,512.24
25,512.24
25,512.24
0.00
3.25%
3.28%
30/360
5.328000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
19,136.40
19,136.40
19,136.40
0.00
2.88%
2.90%
30/360
5.328000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
19,131.96
19,131.96
19,131.96
0.00
2.50%
2.53%
30/360
5.328000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
25,512.24
25,512.24
25,512.24
0.00
2.00%
2.02%
30/360
5.328000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
12,756.12
12,756.12
12,756.12
0.00
1.75%
1.77%
30/360
5.328000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
89,322.57
89,322.57
89,322.57
0.00
0.00%
0.00%
30/360
5.328000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-P
30
766,554.92
766,554.92
766,554.92
0.00
NA
NA
30/360
0.885468119%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-C
30
39,166.39
39,166.39
39,166.39
0.00
NA
NA
30/360
0.041264412%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
5,291,705.67
5,291,705.67
5,291,705.67
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 720601.2
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
18-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
18-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
16-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
16-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
17-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
18-Feb-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
16-Jan-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 720601.2
Series 2003-C9
18-Nov-04
118
100.00%
1,138,003,507
99.02%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
95
309
5.62%
5.58%
0
0
0
0
18-Oct-04
118
100.00%
1,138,987,990
99.11%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
96
310
5.44%
5.40%
0
0
0
0
17-Sep-04
118
100.00%
1,140,095,488
99.21%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
97
311
5.62%
5.58%
0
0
0
0
17-Aug-04
118
100.00%
1,141,070,133
99.29%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
98
312
5.62%
5.58%
0
0
0
0
16-Jul-04
118
100.00%
1,142,040,131
99.38%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
99
313
5.44%
5.40%
0
0
0
0
17-Jun-04
118
100.00%
1,143,133,802
99.47%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
100
314
5.62%
5.58%
0
0
0
0
17-May-04
118
100.00%
1,144,094,268
99.55%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
101
314
5.44%
5.40%
0
0
0
0
16-Apr-04
118
100.00%
1,145,178,747
99.65%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
102
315
5.62%
5.57%
0
0
0
0
17-Mar-04
118
100.00%
1,146,129,769
99.73%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
103
316
5.44%
5.40%
0
0
0
0
18-Feb-04
118
100.00%
1,147,333,915
99.84%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
104
317
5.44%
5.40%
0
0
0
0
16-Jan-04
118
100.00%
1,148,274,975
99.92%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
105
318
5.62%
5.57%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Oct-04
68,739.82
68,739.82
0.00
B
21
1-Oct-04
66,770.93
66,770.93
0.00
B
26
11-Oct-04
45,224.47
45,224.47
0.00
B
30
1-Oct-04
41,785.67
41,785.67
0.00
B
34
11-Oct-04
24,627.12
24,627.12
0.00
B
74
11-Oct-04
12,878.64
12,878.64
0.00
B
96
1-Oct-04
10,920.97
10,920.97
0.00
B
103
270,947.62
270,947.62
Total
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Wachovia Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720601.2
Series 2003-C9
Commercial Mortgage Pass-Through Certificates
29-Oct-04
17-Dec-04
18-Oct-04
18-Nov-04
18-Nov-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
37
72,897,045
6.41
100
5.75
0.08
%
0 to
3,000,000
%
33
144,721,794
12.72
95
5.72
0.04
%
3,000,000 to
6,000,000
%
17
128,213,509
11.27
92
5.60
0.06
%
6,000,000 to
9,000,000
%
11
109,476,329
9.62
99
5.73
0.13
%
9,000,000 to 12,000,000
%
4
53,631,692
4.71
101
5.39
0.00
%
12,000,000 to 15,000,000
%
3
52,212,490
4.59
107
5.27
0.00
%
15,000,000 to 20,000,000
%
5
112,588,012
9.89
94
5.57
0.00
%
20,000,000 to 25,000,000
%
8
464,262,637
40.80
91
5.19
0.28
%
25,000,000 &
Above
%
95,000,000
911,869
1,138,003,507
118
100.00%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
9,644,098
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
3
76,337,607
6.71
47
4.15
1.73
%
4.000%
%
to
4.500%
15
154,682,090
13.59
80
4.81
0.00
%
4.501%
%
to
5.000%
24
336,833,398
29.60
100
5.35
0.00
%
5.001%
%
to
5.500%
44
426,619,963
37.49
100
5.73
0.06
%
5.501%
%
to
6.000%
28
134,811,581
11.85
106
6.15
0.04
%
6.001%
%
to
6.500%
4
8,718,869
0.77
134
6.96
0.00
%
6.501%
%
&
Above
118
1,138,003,507
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00%
4.120%
7.400%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
60
2
2,347,008
0.21
108
5.42
0.87
%
%
to
61
120
4
5,584,590
0.49
167
6.35
0.00
%
%
to
121
180
0
0
0.00
0
0.00
0.00
%
%
&
181
Above
168
107
6
7,931,598
Minimum Remaining Term
Maximum Remaining Term
0.70%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
12
0
0
0.00
0
0.00
0.00
%
%
13
to
24
0
0
0.00
0
0.00
0.00
%
%
25
to
36
23
172,134,490
15.13
47
4.76
0.77
%
%
37
to
60
87
954,165,857
83.85
102
5.55
0.03
%
%
61
to
120
2
3,771,563
0.33
166
6.85
0.00
%
%
121
to
180
0
0
0.00
0
0.00
0.00
%
%
181
& Above
167
46
112
1,130,071,909
Minimum Remaining Term
Maximum Remaining Term
%
99.30

Wachovia Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720601.2
Series 2003-C9
Commercial Mortgage Pass-Through Certificates
29-Oct-04
17-Dec-04
18-Oct-04
18-Nov-04
18-Nov-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.000 1.000
1
6,300,000
0.55
109
5.90
1.17
%
%
1.001 1.250
2
13,568,643
1.19
107
5.85
1.43
%
%
1.251 1.500
1
2,225,608
0.20
109
5.73
1.58
%
%
1.501 1.750
1
1,101,757
0.10
107
5.70
1.85
%
%
1.751 2.000
1
63,836,123
5.61
47
4.12
2.07
%
%
2.001 & Above
112
1,050,971,377
92.35
97
5.51
0.00
%
%
Unknown
2.070
1.170
118
1,138,003,507
100.00%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.000 1.000
7
19,516,129
1.71
129
6.25
0.00
%
%
1.001 1.250
59
526,350,015
46.25
97
5.64
0.01
%
%
1.251 1.500
29
173,617,078
15.26
95
5.62
0.05
%
%
1.501 1.750
9
31,611,681
2.78
84
5.20
0.00
%
%
1.751 2.000
14
386,908,603
34.00
91
5.08
0.38
%
%
2.010 & Above
4.140
1.020
118
1,138,003,507 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
18
232,198,562
20.40
76
5.30
0.60
%
%
Florida
11
151,984,584
13.36
99
5.30
0.04
%
%
New York
12
139,844,919
12.29
97
5.71
0.00
%
%
Virginia
3
107,153,608
9.42
108
5.49
0.00
%
%
Pennsylvania
3
67,762,468
5.95
74
4.80
0.00
%
%
Nevada
3
61,338,829
5.39
103
5.46
0.00
%
%
North Carolina
11
60,134,745
5.28
106
5.63
0.00
%
%
South Carolina
5
56,620,960
4.98
108
5.58
0.00
%
%
New Jersey
3
38,841,475
3.41
107
5.63
0.36
%
%
Texas
7
26,801,947
2.36
104
5.67
0.00
%
%
Georgia
3
24,399,191
2.14
104
5.02
0.00
%
%
Illinois
5
23,966,611
2.11
107
5.38
0.00
%
%
Maryland
2
16,710,203
1.47
107
6.26
0.00
%
%
Massachusetts
2
16,122,466
1.42
106
5.69
0.00
%
%
Michigan
5
15,665,345
1.38
79
5.40
0.00
%
%
Washington
1
14,785,140
1.30
96
4.97
0.00
%
%
Ohio
4
14,767,096
1.30
96
6.03
0.00
%
%
Arizona
4
14,557,811
1.28
68
5.53
0.00
%
%
Alabama
3
11,398,445
1.00
76
5.72
0.00
%
%
Arkansas
1
9,878,896
0.87
73
5.21
0.00
%
%
Colorado
1
6,177,445
0.54
106
6.07
0.00
%
%
Louisiana
2
5,637,624
0.50
88
6.08
0.00
%
%
District of Columbia
1
5,000,000
0.44
109
5.71
0.00
%
%
Missouri
1
4,346,924
0.38
107
6.03
0.00
%
%
Minnesota
3
4,020,898
0.35
167
5.99
0.00
%
%
New Mexico
1
3,216,828
0.28
109
5.41
0.00
%
%
Mississippi
1
2,225,608
0.20
109
5.73
1.58
%
%
Kentucky
1
1,343,123
0.12
49
5.09
0.00
%
%
Tennessee
1
1,101,757
0.10
107
5.70
1.85
%
%
100.00
1,138,003,507
118
%

Wachovia Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720601.2
Series 2003-C9
Commercial Mortgage Pass-Through Certificates
29-Oct-04
17-Dec-04
18-Oct-04
18-Nov-04
18-Nov-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
47
550,420,724
48.37
92
5.39
0.24
%
%
Multifamily
43
314,419,416
27.63
93
5.41
0.06
%
%
Office
7
182,292,115
16.02
104
5.57
0.08
%
%
Mobile home park
13
38,088,366
3.35
79
5.15
0.00
%
%
Mixed use
4
32,532,989
2.86
107
5.94
0.00
%
%
Other
2
8,932,289
0.78
109
5.82
0.00
%
%
Self storage
1
5,838,001
0.51
109
5.87
0.00
%
%
Industrial
1
5,479,607
0.48
106
6.18
0.00
%
%
1,138,003,507
118
100.00%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
99
857,121,909
75.32
94
5.42
0.18
%
%
Full Amortizing
6
7,931,598
0.70
150
6.07
0.26
%
%
IO Maturity Balloon
2
100,000,000
8.79
108
5.43
0.00
%
%
IO/Amortizing/Balloon
11
172,950,000
15.20
88
5.53
0.04
%
%
1,138,003,507
118
100.00%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
60
641,794,831
56.40
98
0.02
%
%
5.56
0
to
12
56
492,201,928
43.25
90
0.31
%
%
5.27
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
0
0
0.00
0
0.00
%
%
0.00
37
to
48
0
0
0.00
0
0.00
%
%
0.00
49
to
60
2
4,006,748
0.35
166
0.00
%
%
7.34
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
118
1,138,003,507
100.00%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2004
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
23
172,134,490
15.13
47
4.76
0.77
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
4
113,277,802
9.95
72
5.04
0.00
%
%
2010
0
0
0.00
0
0.00
0.00
%
%
2011
6
38,374,386
3.37
93
5.48
0.00
%
%
2012
79
804,860,677
70.73
107
5.63
0.04
%
%
2013
0
0
0.00
0
0.00
0.00
%
%
2014
6
9,356,153
0.82
167
6.55
0.00
%
%
2015 & Greater
100.00
1,138,003,507
118
%

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
VA
5.42000%
11-Nov-13
WBCM3C9A
Office
0.00
95,000,000
443,386
1
FL
5.25150%
1-Aug-13
WBCM3C9A
Retail
0.00
74,996,075
419,745
2
PA
4.73640%
1-Oct-10
WBCM3C9A
Retail
0.00
64,953,524
343,746
3
31-Dec-03
CA
4.12000%
1-Oct-08
WBCM3C9A
Retail
2.07
63,836,123
314,834
4
NV
5.45282%
1-Aug-13
WBCM3C9A
Retail
0.00
55,111,741
316,306
5
NY
5.85000%
11-Dec-13
WBCM3C9A
Office
0.00
42,744,033
254,854
6
CA
5.51661%
11-Dec-10
WBCM3C9A
Multifamily
0.00
36,000,000
171,015
7
NY
5.77000%
11-Nov-13
WBCM3C9A
Retail
0.00
31,621,143
187,150
8
NJ
5.51000%
1-Oct-13
WBCM3C9A
Retail
0.00
24,662,312
142,104
9
CA
5.53000%
11-Nov-08
WBCM3C9A
Retail
0.00
24,600,000
117,144
10
FL
5.58500%
1-Dec-13
WBCM3C9A
Multifamily
0.00
21,800,000
104,843
11
FL
5.40000%
1-Aug-13
WBCM3C9A
Retail
0.00
21,520,205
122,812
12
NY
5.87000%
1-Nov-13
WBCM3C9A
Retail
0.00
20,005,495
119,663
13
SC
5.31000%
1-Nov-13
WBCM3C9A
Multifamily
0.00
17,962,490
101,179
14
SC
5.56000%
1-Dec-13
WBCM3C9A
Multifamily
0.00
18,000,000
86,180
15
NC
4.90000%
11-Jul-13
WBCM3C9A
Multifamily
0.00
16,250,000
68,566
16
WA
4.97000%
1-Nov-12
WBCM3C9A
Multifamily
0.00
14,785,140
80,222
17
GA
4.75000%
11-Sep-13
WBCM3C9A
Multifamily
0.00
13,268,638
70,422
18
MD
6.35000%
11-Oct-13
WBCM3C9A
Mixed use
0.00
12,777,914
86,562
19
CA
5.57000%
1-Oct-12
WBCM3C9A
Office
0.00
12,800,000
61,394
20
NC
6.10000%
1-Dec-13
WBCM3C9A
Retail
0.00
11,385,185
69,689
B
21
CA
5.76000%
11-Dec-13
WBCM3C9A
Multifamily
0.00
11,200,000
55,552
22
SC
5.81000%
1-Dec-13
WBCM3C9A
Multifamily
0.00
10,833,404
64,319
23
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
AR
5.21000%
11-Dec-10
WBCM3C9A
Multifamily
0.00
9,878,896
54,973
24
GA
5.40800%
1-Nov-13
WBCM3C9A
Multifamily
0.00
9,872,144
56,203
25
31-Dec-03
NJ
5.73000%
1-Oct-13
WBCM3C9A
Office
1.42
9,737,691
67,503
B
134
26
NY
5.11000%
11-Nov-08
WBCM3C9A
Office
0.00
9,666,712
53,269
27
CA
5.99000%
11-Sep-13
WBCM3C9A
Mixed use
0.00
9,502,541
57,675
28
NC
5.97000%
11-Nov-13
WBCM3C9A
Retail
0.00
9,293,435
56,177
29
CA
5.81000%
11-Nov-13
WBCM3C9A
Retail
0.00
9,100,000
45,528
B
30
CA
6.07000%
1-Sep-13
WBCM3C9A
Retail
0.00
9,006,320
55,120
31
MA
5.52000%
11-Dec-13
WBCM3C9A
Multifamily
0.00
8,900,000
42,305
32
NY
4.90000%
11-Nov-08
WBCM3C9A
Multifamily
0.00
8,625,790
46,439
33
FL
4.30000%
1-Sep-08
WBCM3C9A
Mobile home park
0.00
8,340,865
42,064
B
34
OH
6.19000%
11-Sep-13
WBCM3C9A
Retail
0.00
8,308,058
57,822
35
IL
5.86300%
1-Oct-13
WBCM3C9A
Multifamily
0.00
8,317,638
53,897
36
CA
5.74000%
11-Dec-08
WBCM3C9A
Retail
0.00
8,000,000
39,542
37
CA
5.50000%
11-Nov-13
WBCM3C9A
Mixed use
0.00
7,899,676
45,423
38
NY
5.97000%
1-Oct-13
WBCM3C9A
Office
0.00
7,902,206
47,810
39
VA
5.84000%
1-Nov-13
WBCM3C9A
Multifamily
0.00
7,807,872
46,555
40
IL
4.75000%
1-Sep-13
WBCM3C9A
Multifamily
0.00
7,666,358
40,686
41
AL
5.51000%
1-Oct-08
WBCM3C9A
Multifamily
0.00
7,300,044
42,063
42
MA
5.90000%
1-May-13
WBCM3C9A
Retail
0.00
7,222,466
43,596
43
FL
5.70000%
11-Dec-13
WBCM3C9A
Multifamily
0.00
7,195,651
42,224
44
31-Dec-03
CA
5.90000%
11-Dec-13
WBCM3C9A
Multifamily
1.17
6,300,000
32,008
45
NC
5.74000%
1-Oct-13
WBCM3C9A
Multifamily
0.00
6,219,009
36,725
46
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CO
6.07000%
1-Sep-13
WBCM3C9A
Retail
0.00
6,177,445
40,861
47
CA
6.28000%
1-Oct-13
WBCM3C9A
Retail
0.00
6,030,431
37,678
48
CA
5.87000%
11-Dec-13
WBCM3C9A
Self storage
0.00
5,838,001
34,882
49
FL
5.85200%
1-Dec-13
WBCM3C9A
Multifamily
0.00
5,589,402
33,333
50
AZ
5.26000%
1-Sep-08
WBCM3C9A
Multifamily
0.00
5,513,464
30,958
51
CA
6.18400%
1-Sep-13
WBCM3C9A
Industrial
0.00
5,479,607
33,934
52
SC
5.67000%
1-Oct-13
WBCM3C9A
Multifamily
0.00
5,378,867
31,528
53
TX
4.90000%
1-Sep-13
WBCM3C9A
Retail
0.00
5,074,187
27,386
54
NY
4.90000%
11-Nov-08
WBCM3C9A
Multifamily
0.00
5,052,249
27,200
55
CA
6.01300%
1-Jul-13
WBCM3C9A
Retail
0.00
5,023,794
30,618
56
DC
5.71000%
11-Dec-13
WBCM3C9A
Other
0.00
5,000,000
24,585
57
TX
6.07000%
1-Oct-13
WBCM3C9A
Retail
0.00
4,940,220
30,203
58
TX
6.01000%
1-Dec-13
WBCM3C9A
Retail
0.00
4,850,083
29,409
59
SC
6.07000%
1-Oct-13
WBCM3C9A
Multifamily
0.00
4,446,198
27,183
60
NJ
6.07000%
1-Sep-13
WBCM3C9A
Office
0.00
4,441,473
27,183
61
NC
6.06000%
1-Oct-13
WBCM3C9A
Multifamily
0.00
4,418,414
26,985
62
MI
4.80700%
1-Oct-08
WBCM3C9A
Multifamily
0.00
4,355,832
23,235
63
MO
6.03000%
1-Oct-13
WBCM3C9A
Retail
0.00
4,346,924
26,465
64
VA
6.31000%
1-Sep-13
WBCM3C9A
Retail
0.00
4,345,736
27,263
65
CA
6.33000%
11-Dec-13
WBCM3C9A
Retail
0.00
4,308,778
27,010
66
MI
5.78000%
1-Dec-13
WBCM3C9A
Mobile home park
0.00
4,303,375
25,468
67
FL
4.30000%
1-Sep-08
WBCM3C9A
Mobile home park
0.00
4,160,620
20,983
68
CA
6.17000%
11-Oct-13
WBCM3C9A
Retail
0.00
4,106,422
25,367
69
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
AZ
5.33000%
1-Dec-08
WBCM3C9A
Mobile home park
0.00
3,952,767
22,287
70
NY
4.90000%
11-Nov-08
WBCM3C9A
Multifamily
0.00
3,943,218
21,229
71
MD
5.95000%
1-Nov-13
WBCM3C9A
Other
0.00
3,932,289
25,650
72
NY
5.88200%
1-May-13
WBCM3C9A
Retail
0.00
3,948,311
23,802
73
OH
6.30000%
11-Sep-13
WBCM3C9A
Retail
0.00
3,950,559
24,759
B
74
31-Dec-03
FL
6.14300%
1-Oct-13
WBCM3C9A
Multifamily
1.45
3,830,952
25,470
75
NV
6.09000%
1-May-13
WBCM3C9A
Retail
0.00
3,764,305
23,173
76
TX
5.88400%
1-Nov-13
WBCM3C9A
Retail
0.00
3,558,416
21,316
77
TX
6.08000%
1-Mar-12
WBCM3C9A
Retail
0.00
3,256,214
21,748
78
NM
5.40600%
1-Dec-13
WBCM3C9A
Multifamily
0.00
3,216,828
22,525
79
TX
4.90000%
1-Sep-13
WBCM3C9A
Retail
0.00
3,227,419
17,418
80
CA
5.25000%
1-Sep-13
WBCM3C9A
Retail
0.00
3,166,870
22,068
81
NY
6.68300%
1-Sep-13
WBCM3C9A
Retail
0.00
2,980,837
19,421
82
LA
6.08000%
1-Mar-12
WBCM3C9A
Retail
0.00
2,916,012
19,476
83
NC
5.29800%
1-Aug-13
WBCM3C9A
Retail
0.00
2,878,292
17,749
84
IL
4.73400%
1-Aug-13
WBCM3C9A
Multifamily
0.00
2,846,674
15,100
85
AZ
6.10000%
1-Nov-13
WBCM3C9A
Retail
0.00
2,818,600
17,271
86
MI
5.76000%
1-Dec-13
WBCM3C9A
Mobile home park
0.00
2,809,427
16,592
87
AL
6.21000%
1-Nov-13
WBCM3C9A
Retail
0.00
2,769,894
17,167
88
LA
6.08000%
1-Mar-12
WBCM3C9A
Retail
0.00
2,721,611
18,178
89
IL
5.91000%
1-Dec-13
WBCM3C9A
Retail
0.00
2,636,252
15,818
90
IL
5.91000%
1-Dec-13
WBCM3C9A
Retail
0.00
2,499,689
14,999
91
NC
5.95000%
1-Dec-13
WBCM3C9A
Multifamily
0.00
2,498,932
15,058
92
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NV
4.66300%
1-Nov-08
WBCM3C9A
Mobile home park
0.00
2,462,783
12,910
93
NY
7.40000%
15-Aug-18
WBCM3C9B
Retail
0.00
2,443,056
20,128
94
MI
5.35500%
1-Oct-10
WBCM3C9A
Mobile home park
0.00
2,445,383
13,856
95
NC
5.05000%
11-Jun-13
WBCM3C9A
Mixed use
0.00
2,352,858
12,957
B
96
AZ
5.80600%
1-Nov-13
WBCM3C9A
Mobile home park
0.00
2,272,980
13,504
97
31-Dec-03
MS
5.72800%
1-Dec-13
WBCM3C9A
Multifamily
1.58
2,225,608
13,099
98
MN
5.95000%
1-Oct-18
WBCM3C9A
Mobile home park
0.00
1,990,993
17,538
99
TX
6.08000%
1-Mar-12
WBCM3C9A
Retail
0.00
1,895,408
12,659
100
FL
5.09300%
1-Dec-08
WBCM3C9A
Multifamily
0.00
1,817,166
9,982
101
MI
5.41000%
1-Nov-08
WBCM3C9A
Mobile home park
0.00
1,751,328
9,973
102
NC
6.56000%
1-Oct-13
WBCM3C9A
Retail
0.00
1,731,284
11,130
B
103
PA
7.25000%
15-Nov-18
WBCM3C9C
Retail
0.00
1,563,692
14,845
104
NC
5.75000%
1-Mar-13
WBCM3C9A
Mobile home park
0.00
1,567,941
9,337
105
NC
6.11000%
11-Aug-13
WBCM3C9A
Retail
0.00
1,539,395
11,492
106
FL
5.09300%
1-Dec-08
WBCM3C9A
Multifamily
0.00
1,445,832
7,942
107
OH
5.09300%
1-Dec-08
WBCM3C9A
Multifamily
0.00
1,422,130
7,812
108
KY
5.09300%
1-Dec-08
WBCM3C9A
Multifamily
0.00
1,343,123
7,378
109
AL
5.83000%
11-Oct-18
WBCM3C9A
Retail
0.00
1,328,507
8,281
110
PA
5.16600%
1-Nov-13
WBCM3C9A
Multifamily
0.00
1,245,252
14,429
111
FL
5.09300%
1-Dec-08
WBCM3C9A
Multifamily
0.00
1,287,817
7,074
112
GA
4.86300%
1-Dec-08
WBCM3C9A
Multifamily
0.00
1,258,409
6,738
113
31-Dec-03
TN
5.70000%
1-Oct-13
WBCM3C9A
Multifamily
1.85
1,101,757
13,142
114
MN
5.95000%
1-Oct-18
WBCM3C9A
Mobile home park
0.00
1,074,277
9,463
115
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
OH
5.09300%
1-Dec-08
WBCM3C9A
Multifamily
0.00
1,086,349
5,968
116
MN
6.13400%
1-Oct-18
WBCM3C9A
Mobile home park
0.00
955,628
8,511
117
NY
4.90000%
11-Nov-08
WBCM3C9A
Multifamily
0.00
911,869
4,909
118
1,138,003,507
6,320,344
134
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
ASER Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
ASER
Prin
Balance
ASER Prin
ADV Reduction
Amount
Current
Appraisal
Reduction Date
Current Appraisal
Reduction
Amount
Cumulative
ASER
Amount
Statement Date:
ASER Int
ADV Reduction
Amount
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 720601.2
16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
LR-C
9ABSP5511
NR
NR
NR
R-I
9ABSP5362
NR
NR
NR
A-1
929766MR1
AAA
NR
AAA
A-2
929766MS9
AAA
NR
AAA
A-3
929766MT7
AAA
NR
AAA
A-4
929766MU4
AAA
NR
AAA
B
929766MV2
AA
NR
AA
C
929766MW0
AA-
NR
AA-
D
929766MX8
A
NR
A
E
929766MY6
A-
NR
A-
F
929766MZ3
BBB+
NR
BBB+
G
929766NA7
BBB
NR
BBB
H
929766NB5
BBB-
NR
BBB-
J
929766NC3
BB+
NR
BB+
K
929766ND1
BB
NR
BB
L
929766NE9
BB-
NR
BB-
M
929766NF6
B+
NR
B+
N
929766NG4
B
NR
B
O
929766NH2
B-
NR
B-
P
929766NJ8
NR
NR
NR
X-P
929766NL3
NR
NR
NR
X-C
929766NK5
NR
NR
NR

16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Wachovia Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Nov-04
18-Nov-04
18-Oct-04
17-Dec-04
29-Oct-04
Commercial Mortgage Pass-Through Certificates
Series 2003-C9
ABN AMRO Acct: 720601.2
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-II
9ABSP5370
NR
NR
NR
Z
9ABSP5354
NR
NR
NR
LR-M
9ABSP5529
NR
NR
NR

16-Nov-2004 - 07:18 (P515-P537, P551-P552) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.